UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 6, 2026

Avient Corporation
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33587 Walker Road
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	AVNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 6, 2026, the Registrant issued a press release, furnished herewith as Exhibit 99.1, announcing earnings for the second quarter of 2026. The press release shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
99.1	Press release dated August 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIENT CORPORATION

By: /s/ Giuseppe Di Salvo

Name: Giuseppe Di Salvo
Title: Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
Dated: August 6, 2026